UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 11, 2005
PARTY CITY CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware	0-27826	22-3033692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Commons Way, Rockaway, NJ		07866
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (973) 983-0888
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-2.1: AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

Item 1.01 Entry into a Material Definitive Agreement
Amendment to Merger Agreement
On October 11, 2005, Party City Corporation (the “Company”) entered into Amendment No. 1 (“Amendment One”) to the Agreement and Plan of Merger, dated as of September 26, 2005 (as amended, the “Merger Agreement”), by and among the Company, Amscan Holdings, Inc., a Delaware corporation (“Parent”), and BWP Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent. Amendment One changes the definition of “Termination Date” under the Merger Agreement to March 1, 2006.
A copy of Amendment One is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference as though fully set forth herein. The foregoing Summary of Amendment One is qualified in its entirety by the complete text of Amendment One filed herewith.

Important Additional Information Will be Filed with the SEC
The Company plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the merger. The Proxy Statement will contain important information about the Company, the merger and related matters. Investors and security holders are urged to read the Proxy Statement and any other relevant documents carefully when it is available.
Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.
In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting Investor Relations, Party City Corporation, 400 Commons Way, Rockaway, New Jersey 07866, (973) 983-0888 ext. 8333.
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended July 2, 2005 and its proxy statement dated October 13, 2004 for its 2004 annual meeting of shareholders, which are filed with the SEC. As of September 22, 2005, the Company’s directors and executive officers beneficially owned 7,024,189 shares, or approximately 32.6%, of the Company’s common stock.
Cautionary Note Regarding Forward-Looking Statements
Statements in this document regarding the proposed merger, the expected effects, timing and completion of the proposed transaction and any other statements about Party City’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction due to the failure to obtain stockholder approval, the failure of Parent to consummate the necessary debt financing arrangements set forth in a commitment letter received by Parent or the failure to satisfy other conditions to the closing of the proposed transaction, the ability to recognize the benefits of the transaction, intense competition in Party City’s industry, changes in government regulation, failure to manage the integration of acquired companies and other risks that are contained in documents and the other factors described in Party City’s Annual Report on Form 10-K for the year ended July 2, 2005. In addition, any forward-looking statements represent Party City’s estimates only as of today and should not be relied upon as representing Party City’s estimates as of any subsequent date. Party City disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 11, 2005, by and among Party City Corporation, Amscan Holdings, Inc. and BWP Acquisition, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2005	PARTY CITY CORPORATION

	By:	/s/ Gregg A. Melnick

	Name:	Gregg A. Melnick
	Title:	Chief Financial Officer